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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      1-14896                  11-3027591
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



               445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 3.02  Unregistered Sale of Equity Securities
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     On January 13, 2005, in a transaction exempt for registration under the
Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder, the Registrant completed an additional closing (the "Second Closing") with respect to the sale of 600,000 shares of common stock and three (3) year warrants to purchase 450,000 shares of common stock for an aggregate purchase price of $600,000 to a group of 14 accredited investors. On December 21, 2004, the Registrant had completed the sale (at the initial closing) of 2,085,000 shares of common stock and three (3) year warrants to purchase 1,563,750 shares of common stock (warrants to purchase 1,042,500 shares at $1.25 per share and warrants to purchase 521,250 shares at $1.75 per share). The Securities Purchase Agreement in which the aforementioned securities were sold provided that the Registrant may sell up to an aggregate of $3.0 million of shares of common stock and warrants upon the same terms for a period of sixty (60) days from the initial closing (or February 21, 2005).

     The three (3) year warrants to purchase 450,000 shares of common stock issued at the Second Closing consist of (i) warrants to purchase 300,000 shares of common stock at an exercise price of $1.25 per share and (ii) warrants to purchase 150,000 shares of common stock at an exercise price equal to $1.75 per share.

     The Securities Purchase Agreement also provided that the Registrant is obligated to file a Registration Statement with the Securities and Exchange Commission prior to June 21, 2005 registering for resale the common stock and shares of common stock issuable upon exercise of the warrants sold in the private offering.



Item 9.01  Financial Statements and Exhibits
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(c)  Exhibits

Exhibit No.       Description

   10.2 Securities Purchase Agreement, dated January 13, 2005, between the Registrant and the investors (including exhibits).



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: January 19, 2005            By: /s/ Corey M. Horowitz
                                       ------------------------------
                                       Name: Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer

















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Exhibit No.      Description

   10.2 Securities Purchase Agreement, dated January 13, 2005, between the Registrant and the investors (including exhibits).